UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2011

NANO DIMENSIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-119915	20-1499421
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

11650 South State Street Ste. 240, Draper, Utah	84020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 816-2533

CANCER THERAPEUTICS, INC.
10757 South River Front Parkway, Ste. 125, South Jordan, Utah 84095
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01  Changes in Registrant’s Certifying Accountant

    On January 13, 2011, our previous independent accountant, Chisolm, Bierwolf, Nilson & Morrill, LLP (hereafter “CBNM”), was dismissed.

    The report of CBNM regarding Nano Therapies, Inc.’s (the “Company”) financial statements for the fiscal years ended May 31, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

    During the year ended May 31, 2010 and during the period from the end of the most recently completed fiscal quarter through to January 13, 2011, the date of dismissal, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBNM would have caused it to make reference to the subject matter of the disagreements in connection with its report.

    We provided CBNM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that CBNM furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.  CBNM have furnished such a letter which is provided as an exhibit to this amended current report.

    Also on January 13, 2011, we engaged Michael T. Studer CPA, P.C. (“MTS”), independent registered accountants, as our independent accountant following the dismissal of CBNM. Prior to the engagement of MTS, the Company has not consulted with MTS regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that MTS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

16.1           Letter from Chisolm, Bierwolf, Nilson & Morrill, LLP.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nano Dimensions, Inc.

Date: March 7, 2011	By:	/s/ Chene Gardner
Chene Gardner
Chief Executive Officer